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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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        Date of Report (Date of earliest event reported): March 14, 2005

                            THE BON-TON STORES, INC.
             (Exact name of registrant as specified in its charter)


       Pennsylvania                      0-19517                 23-2835229
(State or Other Jurisdiction        (Commission File           (IRS Employer
     of Incorporation)                   Number)             Identification No.)

                 2801 E. Market Street, York, Pennsylvania 17402
                    (Address of Principal Executive Offices)

                                  717-757-7660
              (Registrant's Telephone Number, including Area Code)

                                 Not Applicable
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 140.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Cash Bonus Plan Performance Goals for 2005 Fiscal Year

     On March 14, 2005, the Human Resources and Compensation Committee of the Board of Directors of The Bon-Ton Stores, Inc. (the "Company") approved performance goals under The Bon-Ton Stores, Inc. Cash Bonus Plan with respect to the Company's fiscal year ending January 28, 2006 ("Fiscal 2005") for the named executive officers in the summary compensation table in the Company's annual proxy statement (the "named executive officers"). 100% of bonus payments to Tim Grumbacher, Byron L. Bergren, James H. Baireuther and James M. Zamberlan with respect to Fiscal 2005 will be based on net income. In addition, 100% of bonus payments to Lynn C. Derry and John S. Farrell with respect to Fiscal 2005 will be based on operating profit.

Restricted Stock Unit Grants

     As previously disclosed in timely filings with the Securities and Exchange Commission on Forms 4, pursuant to the Company's Amended and Restated 2000 Stock Incentive Plan, 2,794 restricted stock units were granted to each of the following directors on May 24, 2005: Robert B. Bank, Philip M. Browne, Shirley
A. Dawe, Marsha M. Everton, Michael L. Gleim, Robert E. Salerno and Thomas W. Wolf.

Stock Option Grants

     As previously disclosed in timely filings with the Securities and Exchange Commission on Forms 4, the Company granted stock options under the Company's Amended and Restated 2000 Stock Incentive Plan to the persons set forth below (who are named executive officers) as follows:

     - On May 27, 2005, options to purchase 5,000 shares of common stock at an exercise price of $17.91 per share were granted to Lynn C. Derry. The options become exercisable in three annual installments beginning on May 27, 2007 and expire on May 26, 2012.

     - On July 7, 2005, options to purchase 95,000 shares of common stock at an exercise price of $20.44 per share were granted to Byron L. Bergren. The options become exercisable in four annual installments beginning on July 6, 2006 and expire July 6, 2012.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        The Bon-Ton Stores, Inc.

                        By:      /s/ Keith E. Plowman
                           --------------------------------------------------
                           Keith E. Plowman
                           Senior Vice President, Chief Financial
                           Officer and Principal Accounting Officer

Dated:  December 6, 2005


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